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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                    AMENDMENT NO. 1 TO FORM 8-K ON FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 19, 2000


                         PentaStar Communications, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-27709                84-1502003
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                      Identification No.)


                1660 Wynkoop Street, Suite 1010, Denver CO 80202
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 825-4400


                                      None
                                      ----
         (Former name or former address, if changed since last report.)



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ITEM   7.         FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

                  Audited Financial Statements of the Network Services Agency Division of Telecomm Industries Corp. as of and for the years ended December 31, 1999 and 1998 together with report of independent accountants are attached as Exhibit 99.1.

                  Unaudited Financial Statements of the Network Services Agency Division of Telecomm Industries Corp. as of and for the three months ended March 31, 2000 and for the three months ended March 31, 1999 are attached as Exhibit 99.2.

(b)      Pro forma financial information.

                  Unaudited Pro Forma Condensed Combined Financial Information for PentaStar Communications, Inc. and Subsidiaries including Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000, Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2000 and for the year ended December 31, 1999 and Notes to Unaudited Pro Forma Condensed Combined Financial Information are attached as Exhibit 99.3.

(c)      Exhibits.

         99.1 Audited Financial Statements of the Network Services Agency Division of Telecomm Industries Corp. as of and for the years ended December 31, 1999 and 1998 together with report of independent accountants.

         99.2 Unaudited Financial Statements of the Network Services Agency Division of Telecomm Industries Corp. as of and for the three months ended March 31, 2000 and for the three months ended March 31, 1999.



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         99.3     Unaudited Pro Forma Condensed Combined Financial Information
                  for PentaStar Communications, Inc. and Subsidiaries including Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000, Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2000 and for the year ended December 31, 1999 and Notes to Unaudited Pro Forma Condensed Combined Financial Information.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 11, 2000              PENTASTAR COMMUNICATIONS, INC.

                                       By:   /s/ David L. Dunham
                                             ----------------------------------
                                                 David L. Dunham
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              Audited Financial Statements of the Network Services Agency Division of Telecomm
                  Industries Corp. as of and for the years ended December 31, 1999 and 1998 together with report of independent accountants.

99.2              Unaudited Financial Statements of the Network Services Agency Division of Telecomm
                  Industries Corp. as of and for the three months ended March 31, 2000 and for the three months ended March 31, 1999.

99.3              Unaudited Pro Forma Condensed Combined Financial Information for PentaStar
                  Communications, Inc. and Subsidiaries including Unaudited Pro Forma Condensed
                  Combined Balance Sheet as of March 31, 2000, Unaudited Pro Forma Condensed
                  Combined Statements of Operations for the three months ended March 31, 2000 and for the year ended December 31, 1999 and Notes to Unaudited Pro Forma Condensed
                  Combined Financial Information.